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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------


        Date of Report (Date of Earliest Event Reported): March 26, 2001


                            Factory Card Outlet Corp.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



          21859                                          36-3652087
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 (Commission File Number)                   (I.R.S. Employer Identification No.)


2727 Diehl Road
Naperville, Illinois                                           60563-2371
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(Address of Principal Executive offices)                       (Zip Code)


                                 (630) 579-2000
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               (Registrant's Telephone Number, Including Area Code


                                 Not Applicable
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          (Former Name or Former Address, if changed Since Last Report)

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NY2:\1031307\03\M3RF03!.DOC\44336.0003

Item 5.    Other Events.

           On March 26, 2001, Factory Card Outlet Corp. ("Factory Card") and the Creditors' Committee appointed in its pending case under chapter 11 of title 11 of the United States Code entered into a definitive agreement with Factory Card Holdings, Inc. ("FCH") regarding a transaction which would provide Factory Card with funding to enable it to emerge from chapter 11. The agreement, which is subject to, among other things, confirmation of a plan of reorganization that would have to be voted upon by creditors, provides for an investment of at least $10 million in Factory Card upon its emergence from chapter 11, at least $6 million of which would be in the form of equity. The agreement also provides for a break-up fee of $600,000 and an expense reimbursement of up to $400,000, both to be paid to FCH in the event an alternative transaction were to be consummated by Factory Card. The payment of such amounts is subject to the approval of the Bankruptcy Court.

           A copy of the agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

           In addition, on or about March 19, 2001, the Debtors executed the Eighth Amendment to Debtor In Possession Loan and Security Agreement (the "Amendment"). Pursuant to the Amendment, the "Maturity Date" of the Debtors' debtor in possession facility has been extended from March 23, 2001 to the earlier to occur of July 31, 2001 and the effective date of a plan of reorganization. Additionally, because, among other reasons, Factory Card did not require a $50 million facility, the amount of the facility was reduced to $32,500,000, thereby reducing certain fees. The Amendment also provides for a special sub-line advance. Further, there is a $100,000 amendment fee which is payable on the earlier to occur of July 31, 2001 or the date of the acceleration of Factory Card's obligations under the facility. It is contemplated that the latter should only occur upon Factory Card's emergence from chapter 11.

           A copy of the Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference.





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
Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


Exhibit No.                                 Exhibit
-----------                                 -------

   10.1 Agreement on Plan of Reorganization of Factory Card Outlet Corp. dated March 26, 2001 among Factory Card Holdings, Inc., Factory Card Outlet Corp., Factory Card Outlet of America, Ltd. and the Official Committee of Unsecured Creditors' Committee of Factory Card Outlet Corp. and Factory Card Outlet of America, Ltd.

   10.2 Eighth Amendment to Debtor and Possession Loan and Security Agreement, dated as of March 19, 2001, by and among Factory Card Outlet of America Ltd., as Borrower, and Wells Fargo Retail Finance, LLC (successor in interest to Foothill Capital Corporation and Paragon Capital, LLC), as Agent and Lender, and the financial institutions a party thereto, as Lenders.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FACTORY CARD OUTLET CORP.

Date: April 4, 2001                    By: /s/ James D. Constantine
                                           ------------------------------------
                                           James D. Constantine
                                           Senior Vice-President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                                 Exhibit
-----------                                 -------

   10.1 Agreement on Plan of Reorganization of Factory Card Outlet Corp. dated March 26, 2001 among Factory Card Holdings, Inc., Factory Card Outlet Corp., Factory Card Outlet of America, Ltd. and the Official Committee of Unsecured Creditors' Committee of Factory Card Outlet Corp. and Factory Card Outlet of America, Ltd.

   10.2 Eighth Amendment to Debtor and Possession Loan and Security Agreement, dated as of March 19, 2001, by and among Factory Card Outlet of America Ltd., as Borrower, and Wells Fargo Retail Finance, LLC (successor in interest to Foothill Capital Corporation and Paragon Capital, LLC), as Agent and Lender, and the financial institutions a party thereto, as Lenders.